                                   EXHIBIT 24

                               POWERS OF ATTORNEY

                        1994 INCENTIVE STOCK OPTION PLAN

                               POWER OF ATTORNEY




     KNOW ALL MEN BY THESE PRESENTS that the undersigned, a member of the Board of Directors of Church & Dwight Co., Inc., hereby constitutes and appoints Dwight C. Minton his true and lawful attorney and agent to do any and all acts and things and to execute any and all instruments which said attorney and agent may deem necessary or desirable to enable the Company to comply with the Securities Act of 1933, as amended (the "Act"), and any rules, regulations and requirements of the Securities and Exchange Commission thereunder in connection with the registration under the Act of the common stock of the Company issued or to be issued pursuant to the Company's 1994 Incentive Stock Option Plan (the "Shares"), including specifically, but not limiting the generality of the foregoing, power and authority to sign the name of the undersigned in his capacity as a member of the Board of Directors of the Company to the Registration Statement on Form S-8 covering the Shares, and any amendments thereto, to be filed with the Securities and Exchange Commission, and to any and all instruments or documents filed as part of or in connection with the Registration Statement or any amendments thereto; and the undersigned hereby ratifies and confirms all that said attorney and agent shall do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has subscribed these presents this 6th day of June, 1995.


                                            /s/ WILLIAM R. BECKLEAN
                                            ____________________________________
                                            WILLIAM R. BECKLEAN

                               POWER OF ATTORNEY




     KNOW ALL MEN BY THESE PRESENTS that the undersigned, a member of the Board of Directors of Church & Dwight Co., Inc., hereby constitutes and appoints Dwight C. Minton his true and lawful attorney and agent to do any and all acts and things and to execute any and all instruments which said attorney and agent may deem necessary or desirable to enable the Company to comply with the Securities Act of 1933, as amended (the "Act"), and any rules, regulations and requirements of the Securities and Exchange Commission thereunder in connection with the registration under the Act of the common stock of the Company issued or to be issued pursuant to the Company's 1994 Incentive Stock Option Plan (the "Shares"), including specifically, but not limiting the generality of the foregoing, power and authority to sign the name of the undersigned in his capacity as a member of the Board of Directors of the Company to the Registration Statement on Form S-8 covering the Shares, and any amendments thereto, to be filed with the Securities and Exchange Commission, and to any and all instruments or documents filed as part of or in connection with the Registration Statement or any amendments thereto; and the undersigned hereby ratifies and confirms all that said attorney and agent shall do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has subscribed these presents this 6th day of June, 1995.


                                            /s/ ROBERT H. BEEBY
                                            ____________________________________
                                            ROBERT H. BEEBY

                               POWER OF ATTORNEY




     KNOW ALL MEN BY THESE PRESENTS that the undersigned, a member of the Board of Directors of Church & Dwight Co., Inc., hereby constitutes and appoints Dwight C. Minton his true and lawful attorney and agent to do any and all acts and things and to execute any and all instruments which said attorney and agent may deem necessary or desirable to enable the Company to comply with the Securities Act of 1933, as amended (the "Act"), and any rules, regulations and requirements of the Securities and Exchange Commission thereunder in connection with the registration under the Act of the common stock of the Company issued or to be issued pursuant to the Company's 1994 Incentive Stock Option Plan (the "Shares"), including specifically, but not limiting the generality of the foregoing, power and authority to sign the name of the undersigned in her capacity as a member of the Board of Directors of the Company to the Registration Statement on Form S-8 covering the Shares, and any amendments thereto, to be filed with the Securities and Exchange Commission, and to any and all instruments or documents filed as part of or in connection with the Registration Statement or any amendments thereto; and the undersigned hereby ratifies and confirms all that said attorney and agent shall do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has subscribed these presents this 6th day of June, 1995.


                                            /s/ ROSINA B. DIXON
                                            ____________________________________
                                            ROSINA B. DIXON

                               POWER OF ATTORNEY




     KNOW ALL MEN BY THESE PRESENTS that the undersigned, a member of the Board of Directors of Church & Dwight Co., Inc., hereby constitutes and appoints Dwight C. Minton his true and lawful attorney and agent to do any and all acts and things and to execute any and all instruments which said attorney and agent may deem necessary or desirable to enable the Company to comply with the Securities Act of 1933, as amended (the "Act"), and any rules, regulations and requirements of the Securities and Exchange Commission thereunder in connection with the registration under the Act of the common stock of the Company issued or to be issued pursuant to the Company's 1994 Incentive Stock Option Plan (the "Shares"), including specifically, but not limiting the generality of the foregoing, power and authority to sign the name of the undersigned in his capacity as a member of the Board of Directors of the Company to the Registration Statement on Form S-8 covering the Shares, and any amendments thereto, to be filed with the Securities and Exchange Commission, and to any and all instruments or documents filed as part of or in connection with the Registration Statement or any amendments thereto; and the undersigned hereby ratifies and confirms all that said attorney and agent shall do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has subscribed these presents this 6th day of June, 1995.


                                            /s/ J. RICHARD LEAMAN, JR.
                                            ____________________________________
                                            J. RICHARD LEAMAN, JR.

                               POWER OF ATTORNEY




     KNOW ALL MEN BY THESE PRESENTS that the undersigned, a member of the Board of Directors of Church & Dwight Co., Inc., hereby constitutes and appoints Dwight C. Minton his true and lawful attorney and agent to do any and all acts and things and to execute any and all instruments which said attorney and agent may deem necessary or desirable to enable the Company to comply with the Securities Act of 1933, as amended (the "Act"), and any rules, regulations and requirements of the Securities and Exchange Commission thereunder in connection with the registration under the Act of the common stock of the Company issued or to be issued pursuant to the Company's 1994 Incentive Stock Option Plan (the "Shares"), including specifically, but not limiting the generality of the foregoing, power and authority to sign the name of the undersigned in his capacity as a member of the Board of Directors of the Company to the Registration Statement on Form S-8 covering the Shares, and any amendments thereto, to be filed with the Securities and Exchange Commission, and to any and all instruments or documents filed as part of or in connection with the Registration Statement or any amendments thereto; and the undersigned hereby ratifies and confirms all that said attorney and agent shall do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has subscribed these presents thi 6th day of June, 1995.


                                            /s/ JOHN D. LEGGETT III
                                            ____________________________________
                                            JOHN D. LEGGETT III

                               POWER OF ATTORNEY




     KNOW ALL MEN BY THESE PRESENTS that the undersigned, a member of the Board of Directors of Church & Dwight Co., Inc., hereby constitutes and appoints Dwight C. Minton his true and lawful attorney and agent to do any and all acts and things and to execute any and all instruments which said attorney and agent may deem necessary or desirable to enable the Company to comply with the Securities Act of 1933, as amended (the "Act"), and any rules, regulations and requirements of the Securities and Exchange Commission thereunder in connection with the registration under the Act of the common stock of the Company issued or to be issued pursuant to the Company's 1994 Incentive Stock Option Plan (the "Shares"), including specifically, but not limiting the generality of the foregoing, power and authority to sign the name of the undersigned in his capacity as a member of the Board of Directors of the Company to the Registration Statement on Form S-8 covering the Shares, and any amendments thereto, to be filed with the Securities and Exchange Commission, and to any and all instruments or documents filed as part of or in connection with the Registration Statement or any amendments thereto; and the undersigned hereby ratifies and confirms all that said attorney and agent shall do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has subscribed these presents this 6th day of June, 1995.


                                            /s/ ROBERT A. MCCABE
                                            ____________________________________
                                            ROBERT A. MCCABE

                               POWER OF ATTORNEY




     KNOW ALL MEN BY THESE PRESENTS that the undersigned, a member of the Board of Directors of Church & Dwight Co., Inc., hereby constitutes and appoints Dwight C. Minton his true and lawful attorney and agent to do any and all acts and things and to execute any and all instruments which said attorney and agent may deem necessary or desirable to enable the Company to comply with the Securities Act of 1933, as amended (the "Act"), and any rules, regulations and requirements of the Securities and Exchange Commission thereunder in connection with the registration under the Act of the common stock of the Company issued or to be issued pursuant to the Company's 1994 Incentive Stock Option Plan (the "Shares"), including specifically, but not limiting the generality of the foregoing, power and authority to sign the name of the undersigned in his capacity as a member of the Board of Directors of the Company to the Registration Statement on Form S-8 covering the Shares, and any amendments thereto, to be filed with the Securities and Exchange Commission, and to any and all instruments or documents filed as part of or in connection with the Registration Statement or any amendments thereto; and the undersigned hereby ratifies and confirms all that said attorney and agent shall do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has subscribed these presents this 6th day of June, 1995.


                                            /s/ DEAN P. PHYPERS
                                            ____________________________________
                                            DEAN P. PHYPERS

                               POWER OF ATTORNEY




     KNOW ALL MEN BY THESE PRESENTS that the undersigned, a member of the Board of Directors of Church & Dwight Co., Inc., hereby constitutes and appoints Dwight C. Minton his true and lawful attorney and agent to do any and all acts and things and to execute any and all instruments which said attorney and agent may deem necessary or desirable to enable the Company to comply with the Securities Act of 1933, as amended (the "Act"), and any rules, regulations and requirements of the Securities and Exchange Commission thereunder in connection with the registration under the Act of the common stock of the Company issued or to be issued pursuant to the Company's 1994 Incentive Stock Option Plan (the "Shares"), including specifically, but not limiting the generality of the foregoing, power and authority to sign the name of the undersigned in his capacity as a member of the Board of Directors of the Company to the Registration Statement on Form S-8 covering the Shares, and any amendments thereto, to be filed with the Securities and Exchange Commission, and to any and all instruments or documents filed as part of or in connection with the Registration Statement or any amendments thereto; and the undersigned hereby ratifies and confirms all that said attorney and agent shall do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has subscribed these presents this 6th day of June, 1995.


                                            /s/ JARVIS J. SLADE
                                            ____________________________________
                                            JARVIS J. SLADE

                               POWER OF ATTORNEY




     KNOW ALL MEN BY THESE PRESENTS that the undersigned, a member of the Board of Directors of Church & Dwight Co., Inc., hereby constitutes and appoints Dwight C. Minton his true and lawful attorney and agent to do any and all acts and things and to execute any and all instruments which said attorney and agent may deem necessary or desirable to enable the Company to comply with the Securities Act of 1933, as amended (the "Act"), and any rules, regulations and requirements of the Securities and Exchange Commission thereunder in connection with the registration under the Act of the common stock of the Company issued or to be issued pursuant to the Company's 1994 Incentive Stock Option Plan (the "Shares"), including specifically, but not limiting the generality of the foregoing, power and authority to sign the name of the undersigned in his capacity as a member of the Board of Directors of the Company to the Registration Statement on Form S-8 covering the Shares, and any amendments thereto, to be filed with the Securities and Exchange Commission, and to any and all instruments or documents filed as part of or in connection with the Registration Statement or any amendments thereto; and the undersigned hereby ratifies and confirms all that said attorney and agent shall do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has subscribed these presents this 6th day of June, 1995.


                                             /s/ JOHN O. WHITNEY
                                            ____________________________________
                                            JOHN O. WHITNEY

                               POWER OF ATTORNEY




     KNOW ALL MEN BY THESE PRESENTS that the undersigned, a member of the Board of Directors of Church & Dwight Co., Inc., hereby constitutes and appoints Dwight C. Minton his true and lawful attorney and agent to do any and all acts and things and to execute any and all instruments which said attorney and agent may deem necessary or desirable to enable the Company to comply with the Securities Act of 1933, as amended (the "Act"), and any rules, regulations and requirements of the Securities and Exchange Commission thereunder in connection with the registration under the Act of the common stock of the Company issued or to be issued pursuant to the Company's 1994 Incentive Stock Option Plan (the "Shares"), including specifically, but not limiting the generality of the foregoing, power and authority to sign the name of the undersigned in his capacity as a member of the Board of Directors of the Company to the Registration Statement on Form S-8 covering the Shares, and any amendments thereto, to be filed with the Securities and Exchange Commission, and to any and all instruments or documents filed as part of or in connection with the Registration Statement or any amendments thereto; and the undersigned hereby ratifies and confirms all that said attorney and agent shall do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has subscribed these presents this 6th day of June, 1995.


                                            /s/ CYRIL C. BALDWIN, JR.
                                            ____________________________________
                                            CYRIL C. BALDWIN, JR.